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EXHIBIT 99.1

CERTIFICATION UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Thomas G. Tachovsky, Ph.D. and Patricia G. Kriss hereby certify that:

1.    They are the Chief Executive Officer and Chief Financial Officer, respectively, of Entropin, Inc.

2.    The Form 10-QSB report of Entropin, Inc. that this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934.

3.    The information contained in the Form 10-QSB report of Entropin, Inc. that this certification accompanies fairly presents, in all material respects, the financial condition and results of operations of Entropin, Inc.

Dated: August 14, 2002

By:	/s/ THOMAS G. TACHOVSKY, PH.D. Thomas G. Tachovsky, Ph.D. President and Chief Executive Officer

By:	/s/ PATRICIA G. KRISS Patricia G. Kriss Chief Financial Officer

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  EXHIBIT 99.1
CERTIFICATION UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002